Exhibit 99.1

MEMBERSHIP INTEREST PURCHASE AND SALE AGREEMENT

by and among

ENTSORGA USA, INC.,

(as “Seller”)

BIOHITECH GLOBAL, INC.

(as “Purchaser”)

and

ENTSORGA WEST VIRGINIA LLC

(as “Company”)

For the purchase of Common Units of

Entsorga West Virginia LLC

Dated: Effective as of November 28, 2018

MEMBERSHIP INTEREST PURCHASE AND SALE AGREEMENT

THIS MEMBERSHIP INTEREST PURCHASE AND SALE AGREEMENT (this “Agreement”), effective as of November 28, 2018 (the “Effective Date”), by and among ENTSORGA USA, INC., a corporation formed under the laws of the State of Delaware (the “Seller”), BIOHITECH GLOBAL, INC., a corporation formed under the laws of the State of Delaware (the “Purchaser”) and ENTSORGA WEST VIRGINIA LLC, a limited liability company formed under the laws of the State of West Virginia (the “Company”). The Company, the Purchaser and the Seller are sometimes individually referred to herein as a “Party”, and collectively as the “Parties”.

WITNESSETH:

WHEREAS, Seller is the owner of Four Thousand Six Hundred Seventy-Six and 60/100 (4,676.60) common units of the Company, representing 46.77% of the Company’s issued and outstanding units; and

WHEREAS, Seller desires to sell, transfer and convey to Purchaser Two Thousand Six Hundred Eighty Seven (2,687) common units of the Company (the “Units”) in consideration for Seven Hundred and Fourteen Thousand Five Hundred Nineteen (714,519) newly issued shares of stock (the “Purchase Price”) of the Purchaser’s newly- created Series E Preferred Stock par value $0.0001 per share (the “Series E Shares”) convertible into Seven Hundred and Fourteen Thousand Five Hundred Nineteen (714,519) shares (the “Conversion Shares”) of the Purchaser’s common stock, par value $0.0001 per share (the “Common Stock”). The terms and conditions of the Series E Shares shall be set forth in a Certificate of Designation of Rights and Preferences (the “Certificate of Designation”) to be agreed upon by the Seller and the Purchaser prior to the Closing, as that term is defined herein; and

WHEREAS, Purchaser desires to purchase the Units from Seller, in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth herein, as well as for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

TERMS OF PURCHASE AND SALE

1.1       Purchase and Sale of the Units. Pursuant to the terms and conditions set forth herein, Seller shall sell, convey, transfer and deliver to the Purchaser, and the Purchaser shall accept, pay for and purchase, the Units.

1.2       The Closing. The purchase and sale of the Units shall take place remotely via the exchange of documents and signatures at 10 a.m. on or before December 6, 2018, subject to the satisfaction or waiver of all of conditions set forth in Section 1.7 and the delivery of all of the closing deliverables set forth in Sections 1.4, 1.5 and 1.6, at the offices of the Purchaser, or at such other time and place as the Seller and the Purchaser mutually agree upon, orally or in writing (which time and place is designated as the “Closing Date”).

1.3       Purchase Price; Payment of Purchase Price. In consideration of Seller’s sale of the Units, on the Closing Date, Purchaser shall sell, convey, transfer and deliver to the Seller the Purchase Price.

1.4       Closing Deliverables of Seller. At or before the Closing, Seller shall deliver to the Purchaser the following:

(a)       The Certificate for the Units in the name of the Purchaser;

(b)       A waiver of notice (the “Waiver”) from U.S. Bank National Association (the “Trustee”) in accordance with Section 4(c)(i) of the Amended Membership Interest Pledge Agreement dated as March 20, 2017 by and among the Trustee, the Company, the Seller, the Purchaser and other members of the Company (the “Pledge Agreement”);

(c)       A waiver and consent from the other members of the Company waiving their rights to notice of the sale Agreement and the Right of First Refusal of the Units pursuant to Section 11.3 of the Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of December 7, 2015 (the “LLC Agreement”) and the right of co-sale set forth in Section 11.4 of the LLC Agreement (the “Waivers and Consents”); and

(d)       any and all other documents and instruments that are necessary for Seller to deliver and effectuate the terms and conditions of this Agreement and the obligations of Seller hereunder.

1.5       Closing Deliverables of Purchaser. At or before the Closing, Purchaser shall deliver to the Seller, the following:

(a)       one or more stock certificates in the name of the Seller representing the Purchase Price;

(b)       the Certificate of Designation, in form acceptable to the Seller, as filed with the Secretary of State of the State of Delaware;

(c)       a Membership Interest Pledge Agreement (the “Pledge Agreement”) by and between Purchaser and U.S. Bank National Association (the “Trustee”) executed by Purchaser;

(d)       the Waiver; and

(e)       any and all other documents and instruments that are necessary for Purchaser to deliver and effectuate the terms and conditions of this Agreement and the obligations of Purchaser hereunder.

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1.6       Closing Deliverables of the Company. At the Closing, the Company shall deliver to the Purchaser and the Seller:

(a)       the Waivers and Consents; and

(b)       any and all other documents and instruments that are necessary for the Company to deliver and effectuate the terms and conditions of this Agreement and the obligations of the Company hereunder.

1.7       Closing Conditions.

(a)       General Closing Condition. There shall have been no Law enacted, entered, promulgated, enforced or deemed applicable by any Governmental Entity of competent jurisdiction that is in effect and makes illegal or otherwise prohibits or materially delays the consummation of the Closing.

(b)       Conditions to Seller’s Obligations. Seller’s obligation to sell the Units in consideration for the Purchase Price at the Closing is subject to the fulfillment, on or before the Closing, of each of the following conditions, unless waived by Seller:

(i)       The Purchaser’s representations and warranties in Section 3.1 shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

(ii)       The Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by the Purchaser on or before the Closing, or any breach or failure to do so has been cured.

1.8       Certain Defined Terms. For purposes of this Agreement, the following terms shall have the following meanings:

(a)       “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

(b)       “Commission” means U.S. Securities and Exchange Commission.

(c)       “Governmental Entity” means any nation, federal, state, county municipal, local or foreign government, or other political subdivision thereof or any other governmental, administrative, judicial, arbitral, legislative, executive, regulatory or self-regulatory authority, instrumentality, agency, commission or body and any entity exercising executive, legislative, judicial, regulatory, taxing or administrative functions of or pertaining to government.

(d)       “Law” means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation, order, judgment, writ, stipulation, award, injunction, decree, arbitration award or finding or any other legally enforceable requirement.

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(e)       “Material Adverse Effect” means any change, event, development, condition, occurrence or effect that (a) is, or would reasonably be expected to be, materially adverse to the business, financial condition, prospects, assets, liabilities or results of operations of the Purchaser, or (b) materially impairs the ability of the Purchaser to comply, or prevents the Purchaser from complying, with its material obligations with respect to the Closing (as defined below) or would reasonably be expected to do so; provided, however, that none of the following will be deemed in themselves, either alone or in combination, to constitute, and that none of the following will be taken into account in determining whether there has been or will be, a Material Adverse Effect under subclause (a) of this definition:

(i)       any change generally affecting the economy, financial markets or political, economic or regulatory conditions in the United States or any other geographic region in which the Purchaser conducts business, to the extent the Purchaser is not disproportionately affected thereby;

(ii)       general financial, credit or capital market conditions, including interest rates or exchange rates, or any changes therein, to the extent the Purchaser is not disproportionately affected thereby;

(iii)       any change that generally affects industries in which the Purchaser conducts business, to the extent the Purchaser is not disproportionately affected thereby;

(iv)       changes in Laws after the date hereof, to the extent the Purchaser is not disproportionately affected thereby;

(v)       changes in U.S. generally accepted accounting principles after the date of this Agreement, to the extent the Purchaser is not disproportionately affected thereby; or

(vi)       in and of itself, any failure by the Purchaser to meet any published or internally prepared estimates of revenues, earnings or other economic performance for any period ending on or after the date of this Agreement (it being understood that the facts and circumstances giving rise to such failure may be deemed to constitute, and may be taken into account in determining whether there has been, a Material Adverse Effect to the extent that such facts and circumstances are not otherwise described in clauses (i)-(v) of the definition).

(f)       “Trading Market” means the Nasdaq Capital Market.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLER

2.1        Seller hereby represents and warrants to and agrees with the Purchaser that, as of the date of this Agreement and as of the date of the Closing:

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(a)       Seller is a corporation organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite authority to enter into this Agreement. All legal action on Seller’s part necessary for the authorization, execution, delivery and performance of this Agreement by Seller has been taken or shall be taken on or prior to Closing. Seller has the right and power to enter into this Agreement and take any such further actions necessary to fully consummate the transactions contemplated in this Agreement;

(b)       This Agreement, when executed and delivered by Seller, shall constitute the valid and binding obligations of Seller, enforceable against Seller in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules governing specific performance, injunctive relief or other equitable remedies;

(c)       Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the performance of or compliance with the terms and conditions of this Agreement by Seller will (i) violate any Law applicable to it, including, without limitation, any federal or state securities law, or (ii) conflict with or result in a breach or violation of any agreement to which it is a party or by which it is bound;

(d)       The Seller is the sole and record owner of the Units and the Units being sold to the Purchaser hereunder are free and clear of all liens, restrictions on transfer, pledges, subscriptions, options, warrants, claims, calls, demands, commitments, agreements, charges, encumbrances, assessments or rights of any character or kind, except with respect to the Pledge Agreement, the Waivers and Consents, and as otherwise set forth in the LLC Agreement. The resale of the Units by the Seller as provided herein shall upon the Closing, vest the Purchaser with good and marketable title to the Units and except for the Pledge Agreement and as set forth in the LLC Agreement, free and clear of all encumbrances;

(e)       The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Seller’s organizational documents. Seller has taken all action required by Law, its Certificate of Incorporation, certificate of business registration, or otherwise to authorize the execution and delivery of this Agreement. Seller has full power, authority, and legal right and has taken or will take all action required by Law, its Certificate of Incorporation, and otherwise to consummate the transactions herein contemplated;

(f)       No representation or warranty by Seller contained in this Agreement, and no statement contained in any document, certificate or other instrument delivered or to be delivered by or on behalf of Seller pursuant to this Agreement or therein, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading;

(g)       The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Seller is a party or to which any of its properties or operations are subject; and

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(h)       The board of directors of Seller will have authorized the execution and delivery of this Agreement by Seller and will have approved the transactions contemplated hereby prior to the Closing. This Agreement has been duly and validly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PURCHASER

3.1       Purchaser hereby represents and warrants to and agrees with the Seller that, as of the date of this Agreement and as of the date of the Closing:

(a)       Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full corporate or other power and authority necessary to own or lease its properties and conduct its business as presently conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect.

(b)       Purchaser has all requisite corporate power and authority to enter into this Agreement. All requisite corporate action on Purchaser’s part necessary for the authorization, execution, delivery and performance of this Agreement by Purchaser has been taken. Purchaser has the full right and power to enter into this Agreement and take any such further actions necessary to fully consummate the transactions contemplated in this Agreement;

(c)       This Agreement when executed and delivered by Purchaser shall constitute the valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules governing specific performance, injunctive relief or other equitable remedies;

(d)       Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the performance of or compliance with the terms and conditions of this Agreement by Seller will (i) violate any Law applicable to Purchaser, or (ii) conflict with or result in a breach or violation of any agreement to which Purchaser is a party or by which Purchaser is bound;

(e)       The shares of Common Stock comprising the Purchase Price are duly authorized and, when issued, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens;

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(f)       The Purchaser has timely filed all reports, schedules, forms, statements and other documents required to be filed by the Purchaser under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the one year preceding the date hereof (or such shorter period as the Company was required by Law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act, the Exchange Act and the rules and regulation of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Purchaser included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. To the Purchaser’s knowledge, there exists no facts or circumstances (including without limitation any required approvals or waivers, or any circumstances that may delay or prevent the obtaining of accountants’ consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement on form S-3 that will be available for the resale of the securities representing the Purchase Price by the Seller.

(g)       The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Purchaser (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in the SEC Reports as of the date set forth therein. The Common Stock and the other classes of the Purchaser’s capital stock equally conform in all respects to the description thereof contained in the SEC Reports and except as set forth in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any person any right to subscribe for or acquire any capital stock or voting debt of, or other equity interest in, the Purchaser or securities or rights convertible into or exchangeable for such shares or equity interests or obligations of the Purchaser to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment by which the Purchaser is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents (as that term is defined below).  The issuance and sale of the securities representing the Purchase Price will not obligate the Purchaser to issue shares of Common Stock or other securities to any person (other than the Seller) and will not result in a right of any holder of the Purchaser’s securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Purchaser are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the securities representing the Purchase Price. “Common Stock Equivalents” means any securities of the Purchaser which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

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(g)       Marcum LLP (“Marcum”) is a registered public accounting firm that is independent with respect to the Purchaser within the meaning of the Act and the applicable published rules and regulations thereunder and the Public Company Accounting Oversight Board (including the rules and regulations promulgated by such entity). Marcum has not, during the periods covered by the financial statements included in the SEC report, provided to the Purchaser any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(h)       There are no transfer taxes or other similar fees or charges under Federal Law or the Laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Purchaser of the Purchase Price.

(i)       The Purchaser is not, and is not an affiliate of, and immediately after receipt of the Units, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Purchaser shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(i)       The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Purchaser has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Purchaser received any notification that the SEC is contemplating terminating such registration.  The Purchaser is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all listing and maintenance requirements of its listing exchange.

(j)       There are no legal or governmental actions, suits or other proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, which actions, suits or proceedings, individually or in the aggregate, could reasonably be expected to (a) challenge this Agreement or prohibit or delay the transactions contemplated herein or (b) have a Material Adverse Effect. The Purchaser is not a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental agency or body that might have a Material Adverse Effect.

(k)       No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority or the Trading Market on the part of the Purchaser is required in connection with the consummation of the transactions contemplated by this.

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(l)       Since November 14, 2018, except as specifically disclosed in the SEC Reports, there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except for the transactions contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Purchaser or its business, properties, operations or financial conditions that would be required to be disclosed by the Purchaser under applicable securities laws at the Effective Date that has not been publicly disclosed at least one Trading Market trading day prior to the Effective Date.

(m)       Neither the Purchaser, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Common Stock or the securities representing the Purchaser Price.

(n)       None of the Purchaser or any of its affiliates, or any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the securities representing the Purchaser Price under the Securities Act or cause this transaction relating to the securities representing the Purchaser Price to be integrated with prior offerings by the Purchaser for purposes of the Securities Act or any applicable stockholder approval provisions, including under the rules and regulations of the Trading Market.

(o)       The Purchaser is in material compliance with the requirements of the Sarbanes-Oxley Act of 2002 that are effective and applicable to the Purchaser as of the Effective Date, and the rules and regulations promulgated by the Commission thereunder that are effective and applicable to the Purchaser as of the Effective Date.

(p)       The Purchaser understands and confirms that the Seller will rely on the representations, warranties and covenants set forth in this Section 3.1 in effecting the transactions contemplated by this Agreement. To the Purchaser’s knowledge, all due diligence materials regarding the Purchaser and its business and the transactions contemplated hereby, furnished by or on behalf of the Purchaser to the Seller upon its request are, when taken together with the SEC Reports, true and correct in all material respects and do not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances in which they were made, misleading.

(q)       The Purchaser has not been advised, nor does the Purchaser have any reason to believe, that it has not conducted or it is not conducting its business in compliance with all applicable Laws, rules and regulations of the jurisdictions in which it is conducting business, including all applicable local, state and federal environmental Llaws and regulations.

(r)       The Purchaser has filed on a timely basis (giving effect to extensions) all required federal, state and foreign income and franchise tax returns and has timely paid or accrued all taxes shown as due thereon, including interest and penalties, and to the Purchaser’s knowledge there is no tax deficiency that has been or might be asserted or threatened against it that could have a Material Adverse Effect. All tax liabilities accrued through the Effective Date have been adequately provided for on the books of the Purchaser.

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(s)       The Purchaser has all franchises, licenses, permits, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Purchaser as currently conducted, except where the failure to possess currently such franchises, licenses, permits, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect. The Purchaser has not received any written notice regarding any revocation or material modification of any such franchise, license, permit, certificate or other authorization.

(t)       The Purchaser has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock.

(u)       The Purchaser maintains internal control over financial reporting (as such term is defined in paragraph (f) of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act.

(v)       None of the Purchaser or, to Purchaser’s knowledge, any director, officer, agent, employee or other person acting on behalf of the Purchaser, has, in the course of its actions for, or on behalf of, the Purchaser (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(w)       No person has any right to cause the Purchaser to effect the registration under the Securities Act covering the transfer of any securities of the Purchaser and there are no other stockholders agreements, voting agreements or other similar agreements with respect to the Purchaser’s capital stock to which the Purchaser is a party or, to the Purchaser’s knowledge, between or among any of the Purchaser’s stockholders.

(x)       The Purchaser has not, in the previous twelve (12) months, received (i) written notice from the Trading Market that the Purchaser is not in compliance with the listing or maintenance requirements of Trading Market that would result in immediate delisting or (ii) any notification, Staff Delisting Determination, or Public Reprimand Letter (as such terms are defined in applicable listing rules of the Trading Market) that requires a public announcement by the Purchaser of any noncompliance or deficiency with respect to such listing or maintenance requirements. The Purchaser is in compliance with all listing and maintenance requirements of the Trading Market on the date hereof.

(y)       No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Purchaser or, to Purchaser’s knowledge, to any Purchaser Covered Person (as defined below), except for a Disqualification Event to which Rule 506(d)(2)(ii-iv) or (d)(3) is applicable. “Purchaser Covered Person” means, with respect to the Purchaser as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1).

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(z)       The Purchaser is an existing member of the Company and has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Units and is able financially to bear the risks thereof. The Purchaser is acquiring the Units for its own account, for investment only, and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the Units in violation of applicable Law, and the Purchaser has no present or contemplated agreement, undertaking, arrangement obligation, indebtedness, or commitment providing for the distribution or sale thereof. The Purchaser acknowledges and agrees that the Units have not been registered under the Securities Act and may not be sold, pledged or otherwise transferred by the Purchaser without compliance with the registration provisions of the Securities Act or an exemption therefrom.

ARTICLE IV

COVENANTS AND OTHER AGREEMENTS OF THE PARTIES

4.1       Registration of Transfer.  Upon the Closing, the Company shall appropriately record the transfer of the Units in its books and records.

4.2       Registration of the Purchase Price.  The Purchaser hereby grants the following registration rights to the Seller. The Purchaser shall:

(a)       use its best efforts to prepare and file with the Commission, as soon as reasonably practicable, but in no event later than the date that is thirty (30) days after the date of the Closing (the “Filing Deadline Date”), a Registration Statement on Form S-3 (the “Registration Statement”) to enable the resale of the securities representing the Conversion Shares (the “Registrable Securities”) by the Seller from time-to-time under the Securities Act (except if the Purchaser is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) on the Stock Exchange, or the facilities of any national securities exchange on which the Common Stock is then traded or in privately negotiation transactions;

(b)       use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as practicable after the date of the filing thereof and in any event no later than Sixty (60) days after such filing or if the Registration Statement is selected for review by the Commission, no later than Ninety (90) days after the Closing Date (in either case, such date, the “Effectiveness Deadline”);

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(c)       during the period from the date on which the Registration Statement is declared effective until the earlier of (i) such time as all Seller may immediately sell all of the Registrable Securities under Rule 144(b) (without giving effect to the volume limitations of Rule 144(e)) and (ii) such time as Seller has sold all of the Registrable Securities (such period, the “Effectiveness Period”), the Purchaser shall: (A) use its best efforts to prepare and timely file with the SEC such amendments and supplements to the Registration Statement as may be necessary or appropriate to keep such Registration Statement current and continuously effective (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act); (B) cause any prospectus used in connection with such Registration Statement to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and (C) use its best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period;

(d)       as soon as practicable, give notice to the Seller when any prospectus, prospectus supplement, or the Registration Statement or any post-effective amendment to the Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective;

(e)       furnish to the Seller such number of copies of the Registration Statement and prospectuses (including prospectus supplements) in conformity with the requirements of the Securities Act, and such other documents as the Seller may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Seller;

(h)       request that the Registration Statement be declared effective by the SEC within five (5) days after receiving a “no comment” letter from the SEC;

(i)       provide the Seller an opportunity to review and comment on all disclosures regarding Seller and any plan of distribution proposed by Seller in connection with the preparation of the Registration Statement; and

(j)       in order to enable the Seller to sell the securities representing the Purchase Price under Rule 144 to the Securities Act, the Purchaser shall use its best efforts to comply with the requirements of Rule 144, including without limitation, use its best efforts to comply with the requirements of Rule 144(c)(1) with respect to public information about Purchaser and to timely file all reports required to be filed by Purchaser under the Exchange Act.

4.3       Certain Expenses. The Purchaser shall bear all expenses in connection with the procedures in Section 4.2 and the registration of the securities representing the Purchase Price pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Seller or underwriting discounts, brokerage fees and commissions incurred by the Seller, if any in connection with the offering of the securities representing the Purchase Price pursuant to the Registration Statement.

4.4       Indemnification. For the purpose of this Section 4.4: (i) the term “Seller/Affiliate” shall mean any affiliate of the Seller, including, without limitation, any general partner or managing member of the Seller, any investment adviser of the Seller, or any transferee who is an affiliate of the Seller, and any person who controls the Seller or any affiliate of the Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and (ii) the term “Registration Statement” shall include any preliminary prospectus, final prospectus (the “Prospectus”), free writing prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 4.2.

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(a)       Purchaser agrees to indemnify and hold harmless the Seller and each Seller/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, that such Seller or Seller/Affiliate incurs, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rules 430B, 430C or 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in light of the circumstances under which they were made or (ii) arise out of or are based in whole or in part on any inaccuracy in the representations or warranties of the Purchaser contained in this Agreement, breach of any covenant of the Purchaser contained in this Agreement or any failure of the Purchaser to perform its other obligations hereunder or under Law, and will promptly reimburse each Seller and each Seller/Affiliate for any legal and other out-of-pocket expenses as such expenses are reasonably incurred and documented by such Seller or such Seller/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Purchaser will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Purchaser, which consent shall not be unreasonably withheld or delayed, and the Purchaser will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) the gross negligence or willful misconduct of such Seller, or (ii) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Purchaser by or on behalf of the Seller expressly for use therein, or (iii) the inaccuracy of any representation or warranty made by such Seller herein, or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Seller prior to the pertinent sale or sales by the Seller. Any such indemnified Seller shall return all payments made hereunder if it is determined, by a final, non-appealable judgment by a court or arbitral tribunal, that the losses for which such payments were made resulted from such Indemnified Person’s gross negligence or willful misconduct.

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(b)       Seller will indemnify and hold harmless the Purchaser, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses that the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person incurs, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Section 4.2 hereof respecting the sale of the securities representing the Purchase Price, or (ii) the inaccuracy of any representation or warranty made by such Seller herein, or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Purchaser by or on behalf of such Seller expressly for use therein; and will reimburse the Purchaser, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Purchaser, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that (i) Seller’s aggregate liability under this Section 4.4(b) shall not exceed the amount of proceeds received by the Seller on the sale of the securities representing the Purchas Price pursuant to the Registration Statement and (ii) the Seller Shall not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Seller, which consent shall not be unreasonably withheld or delayed.

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(c)       Promptly after receipt by an indemnified party under this Section 4.4 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 4.4 promptly notify the indemnifying party in writing thereof, but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 4.4 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party, and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 4.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

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(d)       If the indemnification provided for in this Section 4.4 is required by its terms but is for any reason held to be unavailable or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 4.4 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Purchaser and the Seller from the private placement of securities representing the Purchase Price hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable Law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Purchaser and the Seller in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Purchaser on the one hand and the Seller on the other shall be deemed to be in the same proportion as the amount paid by Purchaser to Seller pursuant to this Agreement for the securities representing the Purchase Price received by the Seller that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount such Seller paid for the securities representing the Purchase Price that were sold pursuant to the Registration Statement and the amount received by the Seller from such sale. The relative fault of the Purchaser on the one hand and the Seller on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Purchaser or by the Seller and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 4.4, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 4.4 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 4.4, the Seller shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Seller has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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4.5       Information Available. The Purchaser, upon the reasonable request of the Seller, shall make available for inspection by the Seller, any deemed underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by the Seller or any deemed underwriter, all financial and other records, pertinent corporate documents and properties of the Purchaser.

4.6       Listing of Common Stock. The Purchaser shall promptly secure the listing of the securities representing the Purchase Price upon each national securities exchange and automated quotation system that requires an application by the Purchaser for listing, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain such listing, so long as any other shares of Common Stock shall be so listed. The Purchaser shall use its commercially reasonable efforts to maintain the Common Stock’s listing on the Trading Market. The Purchaser shall pay all fees and expenses in connection with satisfying its obligations under this Section 4.7.

4.7       Form 8-K. On or before the fourth (4th) Business Day following the Effective Date, the Purchaser shall file a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by this Agreement. Except for the Current Report on Form 8-K contemplated by this Section 4.7, all public announcements regarding this Agreement shall be issued only in accordance with Section 5.12.

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ARTICLE V

MISCELLANEOUS

5.1       Entire Agreement. This Agreement, including the recitals set forth hereinabove, together with all documents executed and delivered pursuant hereto or in connection herewith, constitutes the entire agreement and understanding of the Parties in respect of the subject matter hereof, and supersedes all prior agreements and understandings between the Parties. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the Parties.

5.2       Expenses and Payment of Fees. Except as expressly provided herein or in other documents or instruments contemplated hereby, all othercosts and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing Party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such Party may be entitled.

5.3       Further Assurances. From and after the Closing, each Party, at the request of the other Party, will take all such action and deliver all such documents as shall be reasonably necessary or appropriate to confirm and vest title to the Units purchased hereunder in the Purchaser and otherwise enable the Purchaser and the Seller to enjoy the respective benefits contemplated by this Agreement.

5.4       Waiver of Compliance. Except as otherwise provided in this Agreement, any failure of any of the Parties to comply with any obligation, representation, warranty, covenant, agreement or condition herein may be waived by the other Party only by a written instrument signed by the Party granting the waiver. Any such waiver or failure to insist upon strict compliance with a term of this Agreement shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure to comply.

5.5       Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (a) when delivered by hand to the relevant Party hereto (with written confirmation of receipt), (b) three (3) days after being deposited in the mails, if sent by registered or certified mail (return receipt requested), postage prepaid, (c) one (1) day after sending, if sent by a nationally recognized overnight delivery service (receipt requested) specifying next day delivery, or (d) immediately if delivered by facsimile with confirmed receipt, to the Parties at the following addresses (or at such other address for a Party as shall be specified by notice to the Party in compliance with this Section 5.5):

If to Seller:	ENTSORGA USA, INC.
Strada per Castelnuovo 7
15057 TORTONA
ITALY

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With a copy to (which shall not constitute notice):

Pellegrini & Mendoza, LLP
250 Park Ave. 7th Floor
New York, New York 10177
Attn: Managing Partner

If to Purchaser:	BioHiTech Global, Inc.
80 Red Schoolhouse Road
Chestnut Ridge, New York 10977
Attn: Frank Celli

With a copy to (which shall not constitute notice):

Kane Kessler, P.C.
666 Third Avenue
New York, New York 10017
Attn: Peter Campitiello, Esq.
Fax: (212) 245-3009

5.6       Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties respective heirs, legal representatives, successors and permitted assigns. This Agreement shall not be assigned, in whole or in part, voluntarily, by operation of law or otherwise without the prior written consent of each Party hereto. Notwithstanding the foregoing, the Purchaser may assign its rights, interests and obligations hereunder to a wholly owned subsidiary upon providing fifteen (15) days advanced written notice of such assignment to the Seller and the Company.

5.7       Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without reference to such State’s choice-of-law or conflict-of-laws principles.

5.8       No Third Party Rights; Remedies; Severability. Nothing in this Agreement shall be deemed to create any right on the part of any person or entity not a party to this Agreement. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided under applicable Law. If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

5.9       Waiver of Jury Trial. THE PARTIES HERETO SPECIFICALLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY COURT WITH RESPECT TO ANY CONTRACTUAL, TORTIOUS OR STATUTORY CLAIM, COUNTERCLAIM OR CROSSCLAIM AGAINST THE OTHER ARISING OUT OF OR CONNECTED OR IN ANY WAY RELATED TO THIS AGREEMENT BECAUSE THE PARTIES HERETO, ALL OF WHOM ARE REPRESENTED BY COUNSEL, BELIEVE THAT THE COMPLEX COMMERCIAL ASPECTS OF THEIR DEALING WITH ONE ANOTHER MAKE A JURY DETERMINATION NEITHER DESIRABLE NOR APPROPRIATE.

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5.10       Counterparts; Electronic Signature Authorized as Fully-Binding. This Agreement may be executed in counterparts and by each Party hereto on a separate counterpart, all of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Agreement. In the case of any electronic delivery by a Party, such Party shall thereafter deliver an originally executed signature page to the other Parties benefited hereby, but the failure of any such delivery shall not affect the validity or binding effect of this Agreement, the Parties expressly waiving any such defense.

5.11       Headings; Construction. The article and section headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. This Agreement constitutes the product of negotiations between the Parties hereto and their respective counsel. As such, this Agreement shall not be construed more strongly for or against any Party based upon the source of the draftsmanship thereof.

5.12       Public Announcement. No press release or, except to the extent required under applicable Law (in which case the disclosing Party shall use reasonable efforts to give the other Parties hereto an opportunity to review and comment on such disclosure in advance of its public release), other public announcement shall be made, directly or indirectly, by any Party hereto concerning the execution of this Agreement, the terms and conditions hereof or the consummation of the transactions contemplated hereby, in each case without the prior written consent of the other Parties hereto, which consent shall not be unreasonably withheld, conditioned or delayed.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, which is effective as of the date first written above.

SELLER:	ENTSORGA USA, INC.

By:
Name:
Title:

PURCHASER:	BIOHITECH GLOBAL, INC.

By:
Name: Frank E. Celli
Title: Chief Executive Officer

COMPANY:	ENTSORGA WEST VIRGINIA LLC

By:
Name:
Title:

[Signature Page to Membership Interest Purchase and Sale Agreement]

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